Acquisitions	12 Months Ended
Dec. 31, 2019
Business Combinations1 [Abstract]
Acquisitions
ACQUISITIONS:

In April 2018, we completed the acquisition of U.S.-based Atrenne Integrated Solutions, Inc. (Atrenne), a designer and manufacturer of ruggedized electromechanical solutions, primarily for military and commercial aerospace applications, with operations in Minnesota and Massachusetts. The final purchase price for Atrenne was $140.3, net of cash acquired. The original purchase price was reduced by $1.4 in connection with a working capital adjustment finalized in the first quarter of 2019 (Q1 2019). The purchase price was financed with borrowings under our then-applicable credit facility. The goodwill from the acquisition (attributable to our ATS segment) arose primarily from the specific knowledge and capabilities of the acquired workforce and expected synergies from the combination of our operations, and was not tax deductible.
In November 2018, we completed the acquisition of U.S.-based Impakt Holdings, LLC (Impakt), a highly-specialized, vertically integrated company providing manufacturing solutions for leading original equipment manufacturers in the display and semiconductor industries, as well as other markets requiring complex fabrication services, with operations in California and South Korea. The final purchase price for Impakt was $324.1, net of cash acquired. The original purchase price was reduced by $1.3 in connection with a working capital adjustment finalized in the third quarter of 2019. The purchase price was financed with borrowings under our current credit facility. The goodwill from the acquisition (attributable to our ATS segment), arose primarily from the specific knowledge and capabilities of the acquired workforce and expected synergies from the combination of our operations, and was not tax deductible.

Acquired assets and liabilities are recorded on our consolidated balance sheet at their fair values as of the date of acquisition. Details of our final purchase price allocation for the Atrenne and Impakt acquisitions are as follows:

	Atrenne	Impakt
Current assets*, net of cash acquired ($1.1 for Atrenne and $5.9 for Impakt)	$31.5	$49.2
Property, plant and equipment and other long-term assets	7.8	20.6
Customer intangible assets and computer software assets	51.0	219.3
Goodwill	62.6	112.6
Current liabilities	(8.5)	(25.8)
Deferred income taxes and other-long-term liabilities	(4.1)	(51.8)
	$140.3	$324.1

* In connection with our purchase of Atrenne, we recorded a $1.6 fair value adjustment to write up the value of the acquired inventory as of the acquisition date, representing the difference between the inventory's cost and its fair value. During the second quarter of 2018, we recognized the full $1.6 fair value adjustment through cost of sales, as all such acquired inventory was sold during that quarter.
We engaged third-party consultants to provide valuations of certain inventory, property, plant and equipment and intangible assets in connection with our purchases of Atrenne and Impakt. The fair value of the acquired tangible assets was measured based on their value in-use, by applying the market (sales comparison, brokers' quotes), cost or replacement cost, or the income (discounted cash flow) approach, as deemed appropriate. The valuation of the intangible assets by the third-party consultants was primarily based on the income approach using a discounted cash flow model and forecasts based on management's subjective estimates and assumptions. Various Level 2 and 3 data inputs of the fair value measurement hierarchy (described in note 21) were used in the valuation of these assets. Annual amortization of intangible assets increased by approximately $6 as a result of the Atrenne acquisition and approximately $15 as a result of the Impakt acquisition.

We incur consulting, transaction and integration costs relating to potential and completed acquisitions, including with respect to Atrenne and Impakt. We also incurred charges related to the subsequent re-measurement of indemnification assets recorded in connection with our Impakt acquisition of $2.2 in 2019 (2018 and 2017 — nil). Collectively, these costs and charges are referred to as Acquisition Costs. During 2019, we recorded Acquisition Costs of $3.9 (2018 — $11.0; 2017 — $4.5) in other charges in our consolidated statement of operations.